EXHIBIT 99.2
         FINAL JUDGMENT AS TO DEFENDANT CEDRIC KUSHNER PROMOTIONS, INC.

UNITED STATES DISTRICT COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK
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SECURITIES AND EXCHANGE COMMISSION,                             :
                                                                :
                        Plaintiff,                              :
         v.                                                     : CIVIC ACTION
                                                                : NO. 04 CV
                                                                : 2324 (TPG)
                                                                :
                                                                :
CEDRIC KUSHNER PROMOTIONS, INC.,                                :
CEDRIC KUSHNER, JAMES DILORENZO, and                            :
STEVEN ANGEL,                                                   :
                        Defendants.                             :
------------------------------------------------                :

                                 FINAL JUDGMENT
                 AS TO DEFENDANT CEDRIC KUSHNER PROMOTIONS, INC.
                 -----------------------------------------------

     The Securities and Exchange Commission having filed a Complaint and Defendant Cedric Kushner Promotions, Inc. ("Defendant") having entered a general appearance; consented to the Court's jurisdiction ova Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

                                       I.

     IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. ss. 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. ss. 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:
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          (a)  to employ any device, scheme, or artifice to defraud;
          (b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
          (c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

                                       II.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant, its agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of the Final Judgment by personal service or otherwise, are permanently restrained and enjoined from filing with the Commission any periodic report pursuant to Section 13(a) of the Exchange Act [15 U.S.C. ss. 78m(a)] and Rules 13a-1 and 12b-20 promulgated thereunder [17 C.F.R. ss.ss. 240.13a-1 and 240.126-201, which contains any untrue statement of material fact, or which omits to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or which fails to comply in any material respect with the requirements of Exchange Act Section 13(a) [15 U.S.C. ss. 78m(a)] and the rules and regulations thereunder.

                                      III.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant, its agents, servants, employees, attorneys-in-fact, and all persons in active concert or participation with them who receive actual notice of the Final Judgment by personal service or otherwise, are permanently restrained and enjoined from violating Exchange Act Sections 13(b)(2)(A) and 13(b)(2)(B) [15 U.S.C. ss.ss. 78m(b)(2)(A) and 78m(b)(2)(B)], by failing to: (a) make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the Defendant, as required by Exchange Act Section 13(b)(2)(A) [15 U.S.C. ss. 78m(b)(2)(A)], or (b) devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and
(2) to maintain accountability for assets, as required by Exchange Act Section 13(b)(2)(B) [15 U.S.C. ss. 78m(b)(2)(B)].

                                       IV.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is required to implement the following undertakings:

          (a) within 60 days after entry of final judgment, appoint a person to the position of Chief Executive Officer ("CEO") who is not unacceptable to the Independent Consultant, who shall not have been employed by the Company during the prior five (5) years and who shall have a minimum of 4 years' prior experience as a CEO (or other senior executive position) of a public company;

          (b) within 60 days after entry of final judgment, appoint a person to the position of Chief Financial Officer ("CFO") who is not unacceptable to the Independent Consultant, who shall not have been employed by the Company during the prior five (5) years and who shall have a minimum of 5 years' prior experience as a CFO (or other officer primarily responsible for external financial reporting) of a public company;

          (c) expand the board of directors to a minimum of three directors, each of whom shall serve a term of three years, and a majority of whom shall be independent;

          (d) stagger the board of directors; for purposes of transitioning the board to the staggered system, the inside seat shall serve a one-year initial term, one independent seat shall serve a two-year initial term and all remaining independent seats shall serve a three-year initial term;

          (e) establish an audit committee of the board of directors, all members of which shall be independent;

          (f) within 60 days after entry of final judgment, fill all vacant positions on the board of directors and audit committee, with persons who are not unacceptable to the Independent Consultant;

          (g) retain, at its own expense, Peter A. Levy, a member of Sobel & Co., LLC, who the Company proposed and the Commission staff found not unacceptable, as Independent Consultant. The Independent Consultant shall, in addition to the powers articulated above, have the following powers throughout his term:

               (i) he shall analyze the Company's system of internal accounting controls and report directly to the audit committee of the board of directors regarding his findings, make recommendations to the audit committee for improving the operation of such system, oversee the implementation of those improved processes and, each quarter, report to the audit committee of the board of directors on the effectiveness of the system of internal accounting controls;

               (ii) he shall  analyze the  Company's  accounting  and  financial reporting processes and report directly to the audit committee of the board of directors regarding his findings, make recommendations to the audit committee for improving the operation of such processes, oversee the implementation of those improved processes and, each quarter, report to the audit committee of the board of directors on the effectiveness of the Company's accounting and financial reporting processes;

               (iii) he shall  attend  meetings  of the board of  directors  and audit committee when he deems it necessary to fulfill his obligations and responsibilities under this Consent.

     The Company shall enter into a formal retention agreement with Sobel & Co., LLC, the Independent Consultant's firm, no later than 5 days after entry of final judgment. The Independent Consultant's engagement shall extend through the date that the Company's Form 10-K for the year ended 2006 ("Review Period") is filed with the Commission or the date of the Company's 2006 Annual Shareholders' Meeting, whichever is later. The agreement with the Independent Consultant shall provide that, for the period of the engagement and for a period of two years from completion of the engagement, the Independent Consultant shall not, without prior written consent of the Commission staff enter into any employment, consultant, attorney-client, auditing or other professional relationship with the Company, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity. The agreement shall also provide that Sobel & Co., LLC, and any person engaged to assist the Independent Consultant in performance of his duties under this Consent and Final Judgment shall not, without prior written consent of the Commission staff enter into any employment, consultant, attorney-client, auditing or other professional relationship with the Company, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such for the period of the engagement and for a period of two years after the engagement. The Independent Consultant shall be paid the reasonable costs, fees and expenses incurred in connection with the performance of his duties described herein, including, but not limited to, the reasonable costs, fees and expenses of all persons who may be engaged or employed by the Independent Consultant to assist him in carrying out his duties and obligations. The Independent Consultant's application for costs, fees and expenses shall be made by application to the Court, setting forth in reasonable detail the nature of such costs, fees and expanses. At least ten (10) days before making such an application to the Court, the Independent Consultant shall submit the application to the SEC, which shall advise the Court whether it has any objection. Upon approval of any such application by the Court, the approved costs, fees and expenses shall be drawn from an escrow account to be established and funded by the Company with $150,000 (the "Initial Amount"). The Company shall establish and fund the escrow account within ten (10) days after entry of the Final Judgment. Troutman Sanders, LLP, counsel to the Company in this litigation, shall act as escrow agent and shall be authorized to disburse funds from the escrow account to the Independent Consultant immediately upon receipt of the Court's ruling on the Independent Consultant's application for reimbursement. The Company shall continue to provide additional funds to the escrow account as necessary to maintain at all times a balance equal to or greater than the Initial Amount. The Company cannot terminate the Independent Consultant's engagement at any time but the Independent Consultant may resign at any time, provided that he gives the staff of the Commission 30 days notice of his resignation and, prior to the effective date of his resignation, informs the staff of the Commission of the reasons for his resignation. If the Company believes that any recommendation of the Independent Consultant is unreasonable, the Company may suggest an alternative in writing to the Independent Consultant. The Company agrees that it will attempt in good faith to reach agreement with the Independent Consultant as to any recommendation by the Independent Consultant as to which there is any dispute. If an agreement between the Company and the Independent Consultant is not reached within 10 days of the Independent Consultant making a recommendation, then the decision of the Independent Consultant will prevail.


                                       V.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is prohibited from paying Cedric Kushner and James DiLorenzo, pursuant to Article 4, Section
4.15 or Article 6, Section 6.9 of the By-Laws, compensation as a director or officer for any period following their resignation or removal as a director and officer.

                                       VI.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

                                      VII.

     IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

                                     VIII.

     There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice,

Dated: December 1, 2005

                                /s/ Thomas P. Griesa
                                --------------------
                                UNITED STATES DISTRICT JUDGE